                                                                    EXHIBIT 99.5



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                         ALTERRA HEALTHCARE CORPORATION


                                  $200,000,000


         SERIES A 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURES DUE 2007


         SERIES B 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURES DUE 2007


         SERIES C 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURES DUE 2007


                                ----------------


                                    INDENTURE


                            DATED AS OF MAY 31, 2000





                        U.S. TRUST COMPANY OF TEXAS, N.A.


                                ----------------


                                     TRUSTEE



===============================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
         ARTICLE I             DEFINITIONS........................................................................1
         Section 1.1           Definitions........................................................................1
         Section 1.2.          Rules of Construction..............................................................6

         ARTICLE II            THE NOTES..........................................................................6
         Section 2.1.          Designation, Amount and Issue of Notes.............................................6
         Section 2.2.          Form of Notes......................................................................6
         Section 2.3.          Date and Denomination of Notes; Payments of Interest...............................7
         SECTION 2.4.          Execution of Notes.................................................................9
         Section 2.5.          Paying Agent to Hold Money in Trust...............................................10
         Section 2.6.          Noteholder Lists..................................................................10
         Section 2.7.          Exchange and Registration of Transfer of Notes; Restrictions on Transfer;
                               Depositary........................................................................11
         Section 2.8.          Mutilated, Destroyed, Lost or Stolen Notes........................................15
         Section 2.9.          Treasury Notes....................................................................16
         Section 2.10.         Temporary Notes...................................................................16
         Section 2.11.         Cancellation......................................................................17
         Section 2.12.         Deposit of Funds..................................................................17

         ARTICLE III           REDEMPTION OF NOTES...............................................................17
         Section 3.1.          Right to Redeem; Notice to Trustee................................................17
         Section 3.2.          Effect of Notice of Redemption....................................................18
         Section 3.3.          Deposit of Redemption Price.......................................................18
         Section 3.4.          Conversion Arrangement on Call for Redemption.....................................18
         Section 3.5           Optional Exchange of Series B Notes...............................................19

         ARTICLE IV            RANKING...........................................................................19
         Section 4.1.          Ranking of Notes..................................................................19
         Section 4.2.          Notes Subordinated to Senior Indebtedness.........................................20
         Section 4.3.          Company Not to Make Payments with Respect to Notes in Certain Circumstances.......20
         Section 4.4.          Subrogation of Notes..............................................................22
         Section 4.5.          Authorization by Holders of Notes.................................................23
         Section 4.6.          Notices to Trustee................................................................23
         Section 4.7.          Trustee's Relation to Senior Indebtedness.........................................24
         Section 4.8.          No Impairment of Subordination....................................................24
         Section 4.9.          Article IV Not To Prevent Events of Default.......................................25
         Section 4.10.         Paying Agents other than the Trustee..............................................25
         Section 4.11.         Notes Senior to Subordinated Indebtedness.........................................25

         ARTICLE V             COVENANTS.........................................................................25
         Section 5.1.          Payment of Notes..................................................................25
         Section 5.2.          SEC Reports.......................................................................26
         Section 5.3.          Maintenance of Office or Agency...................................................26
         Section 5.4.          Stay, Extension and Usury Laws....................................................27
         Section 5.5.          Liquidation.......................................................................27

         Section 5.6.          Compliance Certificates...........................................................28
         Section 5.7.          Corporate Existence...............................................................28
         Section 5.8.          Further Instruments and Acts......................................................28
         Section 5.9.          Certain Restrictions..............................................................28

         ARTICLE VI            NOTEHOLDERS' LISTS AND REPORTS BY THE TRUSTEE.....................................29
         Section 6.1.          Holders' Lists....................................................................29
         Section 6.2.          Preservation and Disclosure of Lists..............................................30
         Section 6.3.          Reports by Trustee................................................................30

         ARTICLE VII           REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT....................30
         Section 7.1.          Events of Default.................................................................30
         Section 7.2.          Payment of Notes on Default; Suit Therefor........................................32
         Section 7.3.          Application of Monies Collected by Trustee........................................34
         Section 7.4.          Proceedings by Holders............................................................34
         Section 7.5.          Proceedings by Trustee............................................................35
         Section 7.6.          Remedies Cumulative and Continuing................................................35
         Section 7.7.          Direction of Proceedings and Waiver of Defaults by Majority of Holders............36
         Section 7.8.          Notice of Defaults................................................................36
         Section 7.9.          Undertaking to Pay Costs..........................................................37

         ARTICLE VIII          CONCERNING THE TRUSTEE............................................................37
         Section 8.1.          Duties and Responsibilities of Trustee............................................37
         Section 8.2.          Reliance on Documents, Opinions, Etc..............................................38
         Section 8.3.          No Responsibility for Recitals, Etc...............................................39
         Section 8.4.          Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes..............39
         Section 8.5.          Monies to Be Held in Trust........................................................39
         Section 8.6.          Compensation and Expenses of Trustee..............................................40
         Section 8.7.          Officers' Certificate as Evidence.................................................40
         Section 8.8.          Conflicting Interests of Trustee..................................................41
         Section 8.9.          Eligibility of Trustee............................................................41
         Section 8.10.         Resignation or Removal of Trustee.................................................41
         Section 8.11.         Acceptance by Successor Trustee...................................................42
         Section 8.12.         Succession by Merger, Etc.........................................................43
         Section 8.13.         Limitation on Rights of Trustee as Creditor.......................................43

         ARTICLE IX            CONCERNING THE NOTEHOLDERS........................................................43
         Section 9.1.          Action by Holders.................................................................43
         Section 9.2.          Proof of Execution by Holders.....................................................44
         Section 9.3.          Who are Deemed Absolute Owners....................................................44
         Section 9.4.          Company-Owned Notes Disregarded...................................................44
         Section 9.5.          Revocation of Consents; Future Holders Bound......................................45

         ARTICLE X             NOTEHOLDERS' MEETINGS.............................................................45
         Section 10.1.         Purpose of Meetings...............................................................45
         Section 10.1.         Purpose of Meetings...............................................................45
         Section 10.3.         Call of Meetings by Company or Holders............................................46
         Section 10.4.         Qualifications for Voting.........................................................46

         Section 10.5.         Regulations.......................................................................46
         Section 10.6.         Voting............................................................................47
         Section 10.7.         No Delay of Rights by Meeting.....................................................47

         ARTICLE XI            SUPPLEMENTAL INDENTURES...........................................................47
         Section 11.1.         Supplemental Indentures Without Consent of Holders................................47
         Section 11.2.         Supplemental Indentures With Consent of Holders...................................49
         Section 11.3.         Effect of Supplemental Indenture..................................................49
         Section 11.4.         Notation on Notes.................................................................50

         Section 11.5.         Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee..........50
         Section 11.5.         Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee..........50

         ARTICLE XII           CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE.................................50
         Section 12.1.         Company May Consolidate Etc. on Certain Terms.....................................50
         Section 12.2.         Successor Corporation to Be Substituted...........................................51
         Section 12.3.         Opinion of Counsel to Be Given Trustee............................................51

         ARTICLE XIII          SATISFACTION AND DISCHARGE OF INDENTURE...........................................51
         Section 13.1.         Discharge of Indenture............................................................51
         Section 13.2.         Deposited Monies to Be Held in Trust by Trustee...................................52
         Section 13.3.         Paying Agent to Repay Monies Held.................................................52
         Section 13.4.         Return of Unclaimed Monies........................................................52
         Section 13.5.         Reinstatement.....................................................................53

         ARTICLE XIV           IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...................53
         Section 14.1.         Indenture and Notes Solely Corporate Obligations..................................53

         ARTICLE XV            CONVERSION OF NOTES...............................................................53
         Section 15.1.         Right to Convert..................................................................53
         Section 15.2.         Exercise of Conversion Privilege; Issuance of Common Stock and Series B Preferred
                               Stock on Conversion; No Adjustment for Interest or Dividends......................54
         Section 15.3.         No Issuance of Fractional Shares..................................................55
         Section 15.4.         Conversion Price..................................................................56
         Section 15.5.         Adjustment of Conversion Price....................................................56
         Section 15.6.         Effect of Reclassification, Consolidation, Merger or Sale.........................59
         Section 15.7.         Taxes on Shares Issued............................................................60
         Section 15.8.         Reservation of Shares to Be Fully Paid; Compliance with Governmental Requirements;
                               Listing of Common Stock and Series B Preferred Stock..............................61
         Section 15.9.         Responsibility of Trustee.........................................................62
         Section 15.10.        Notice of Holders Prior to Certain Actions........................................62

         ARTICLE XVI           MISCELLANEOUS PROVISIONS..........................................................63
         Section 16.1.         Provisions Binding on Company's Successors........................................63
         Section 16.2.         Official Acts by Successor Corporation............................................63
         Section 16.3.         Addresses for Notices, Etc........................................................63

         Section 16.4.         Governing Law.....................................................................64
         Section 16.5.         Evidence of Compliance with Conditions Precedent; Certificates to Trustee.........64
         Section 16.6.         Legal Holidays....................................................................64
         Section 16.7.         Trust Indenture Act...............................................................64
         Section 16.8.         No Security Interest Created......................................................65
         Section 16.9.         Benefits of Indenture.............................................................65
         Section 16.10.        Table of Contents, Headings, Etc..................................................65
         Section 16.11.        Authenticating Agent..............................................................65
         Section 16.12.        Execution in Counterparts.........................................................66

                              CROSS-REFERENCE TABLE
                         ALTERRA HEALTHCARE CORPORATION


Trust Indenture
Act Section                                                                                            Indenture
---------------
ss.310(a)(1).................................................................................                     8.9
         (a)(2)..............................................................................                     8.9
         (a)(3)..............................................................................          Not Applicable
         (a)(4)..............................................................................          Not Applicable
         (a)(5)..............................................................................                     8.9
         (b).................................................................................                8.8; 8.9
         (c).................................................................................          Not Applicable
ss.311(a)                                                                                                        8.13
         (b).................................................................................                    8.13
         (c).................................................................................          Not Applicable
ss.312(a)                                                                                                         2.6
         (b).................................................................................                     6.2
         (c).................................................................................                     6.2
ss.313(a)                                                                                                         6.3
         (b)(1)..............................................................................          Not Applicable
         (b)(2)..............................................................................                     6.3
         (c).................................................................................               6.3; 16.3
         (d).................................................................................                     6.3
ss.314(a)                                                                                                   5.2; 16.3
         (b).................................................................................          Not Applicable
         (c)(1)..............................................................................                    16.5
         (c)(2)..............................................................................                    16.5
         (c)(3)..............................................................................          Not Applicable
         (d).................................................................................          Not Applicable
         (e).................................................................................                    16.5
         (f).................................................................................          Not Applicable
ss.315(a)                                                                                                         8.1
         (b).................................................................................          7.8; 8.2; 16.3
         (c).................................................................................                     8.1
         (d).................................................................................                7.7; 8.1
         (e).................................................................................                     7.9
ss.316(a)(last sentence).....................................................................                     9.4
         (a)(1)(A)...........................................................................                     7.7
         (a)(1)(B)...........................................................................                     7.7
         (a)(2)..............................................................................                     7.4
         (b).................................................................................                     7.6
         (c).................................................................................                     9.1
ss.317(a)(1).................................................................................                     7.2
         (a)(2)..............................................................................                     7.2
         (b).................................................................................                     2.5
ss.318(a)                                                                                                        16.7
         (b).................................................................................          Not Applicable
         (c).................................................................................          Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE dated as of May 31, 2000, between ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1), and U.S. Trust Company of Texas, N.A., a national banking association, as trustee hereunder (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its Series A 9.75% Convertible Pay-In-Kind Debentures due 2007 (the "Series A Notes"), its Series B 9.75% Convertible Pay-In-Kind Debentures due 2007 (the "Series B Notes") and its Series C 9.75% Convertible Pay-In-Kind Debentures due 2007 (the "Series C Notes"), in an aggregate principal amount not to exceed $200,000,000 (plus PIK Notes and Series C Exchange Notes (each hereinafter defined) issued pursuant hereto) and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

         WHEREAS, the Notes (hereinafter defined), the certificate of authentication to be borne by the Notes, a form of assignment, and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1.      Definitions.

         The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust

Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this
Article include the plural as well as the singular.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent or any successor thereto.

         "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act for it hereunder.

         "Business Day" means any day other than (i) a Saturday or Sunday or
(ii) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed.

         "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Common Stock" means the common stock, par value $0.01 per share, of the Company.

         "Company" means Alterra Healthcare Corporation until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Conversion Agent" shall have the meaning set forth in Section 2.4.

         "Corporate Trust Office" means the principal offices of the Trustee at which at any particular time its corporate trust business shall be administered, which offices as of the date of this Indenture are located at c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532,
Attention: Christine Collins.

         "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

         "Defaulted Interest" shall have the meaning set forth in Section 2.3.

         "Event of Default" means any event specified in Section 7.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Holder" or "Noteholder" means a Person in whose name a Note is registered on the Note Register.

         "Indebtedness" shall have the meaning set forth in Section 5.9.

         "Indenture" means this instrument as originally executed or, if supplemented or amended as herein provided, as so supplemented or amended.

         "Interest Payment Date" means each July 1 and January 1, commencing January 1, 2001, except that if such date is not a Business Day, then the Interest Payment Date shall be the next date that is a Business Day.

         "Interest Rate" shall have the meaning set forth in Section 2.3.

         "Lien" shall have the meaning set forth in Section 5.9.

         "Maturity" or "Maturity Date" means May 31, 2007.

         "National Exchange" shall have the meaning set forth in Section 2.3.

         "Notes" means each of the Series A Notes, Series B Notes, Series C Notes, Series C Exchange Notes and PIK Notes issued pursuant hereto.

         "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Controller, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or any Senior Vice President of the Company.

         "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or a Senior Vice President of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Paying Agent" shall have the meaning set forth in Section 2.4.

         "Permitted Lien" shall have the meaning set forth in Section 5.9.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, association, joint stock company, unincorporated organization or government or any agency or political subdivision thereof.

         "PIK Notes" shall have the meaning set forth in Section 2.3.

         "Principal" or "principal" of a debt security, including the Notes, means the principal of the security.

         "Record Date" shall have the meaning set forth in Section 2.3.

         "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Notice Date" shall have the meaning set forth in Section
3.1.

         "Redemption Price" shall have the meaning set forth in Section 3.1.

         "Registrar" shall have the meaning set forth in Section 2.4.

         "Restricted Note" shall have the meaning set forth in Section 2.7(b).

         "SEC" or "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Senior Indebtedness" means the principal, premium, if any, and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceeding), fees, charges, expenses, reimbursement and indemnification obligations, and all other amounts payable under or in respect of Indebtedness of the Company, whether any such Indebtedness exists as of the date of this Indenture or shall hereafter be created, incurred, assumed or guaranteed, as may be amended from time to time and any renewals, extensions, refundings, amendments and modifications of any such indebtedness or obligations or of the instruments creating or evidencing such indebtedness or obligations or guarantees; provided, however, that Senior Indebtedness shall not include (A) Indebtedness owed to a Subsidiary, (B) Indebtedness of the Company which is expressly pari passu to the Notes or (C) Subordinated Indebtedness.

         "Series A and C Conversion Price" shall have the meaning set forth in
Section 15.4.

         "Series B Conversion Price" shall have the meaning set forth in Section 15.4.

         "Series B Preferred Stock" means the Series B Non-Voting Participating Preferred Stock of the Company.

         "Series C Exchange Notes" shall have the meaning set forth in Section
3.5 hereof.

         "Subordinated Indebtedness" means the principal, premium, if any, and interest on the Company's 5.25% Convertible Subordinated Debentures due 2002, the Company's 7% Convertible Subordinated Debentures due 2004, the Company's 6.75% Convertible Subordinated Debentures due 2006 and any other Indebtedness of the Company now or hereafter outstanding which by its terms is expressly subordinated in right of payment to the Notes.

         "Subsidiary" means with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more Subsidiaries of such person (or a combination thereof) and
(ii) any partnership (a) the sole general partner or managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or one or more Subsidiaries of such Person (or any combination thereof).

         "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss.77aaa-77666), as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of this Indenture, except as provided in Sections 11.3, 15.6 and 16.7, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

         "Trading Day" or "trading day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market in which such security is traded.

         "Trading Price" on any Trading Day with respect to the per share price of any shares of Common Stock means the mean of the reported high and low sale price or, in case no such reported sale takes place on such day, the average of the reported high and low bid and asked prices, in either case, on the American Stock Exchange or, if shares of Common Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the mean of the high and low bid and asked prices in the over-the-counter market as furnished by any American Stock Exchange member firm that is selected from time to time by the Company for that purpose, or if no such bid and asked prices can be obtained from any such firm, the fair market value of such Common Stock on such day as determined in good faith by the Board of Directors.

         "Transfer Agent" means the transfer agent for the Common Stock as may be designated by the Company from time to time.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

         "Trust Officer" means any officer of the Trustee with direct responsibility for the administration of this Indenture or who is otherwise exercising judgment with respect to this Indenture.

         "U.S. Government Obligations" means direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States is pledged.

         Section 1.2.      Rules of Construction.

         Unless the context otherwise requires:

         (1)      a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect on the date hereof;

         (3) words in the singular include the plural, and words in the plural include the singular; and

         (4)      provisions apply to successive events and transactions.

                                   ARTICLE II
                                    THE NOTES

         Section 2.1.      Designation, Amount and Issue of Notes.

         The Series A Notes shall be designated as "Series A 9.75% Convertible Pay-In-Kind Debentures due 2007," the Series B Notes shall be designated as "Series B 9.75% Convertible Pay-In-Kind Debentures due 2007" and the Series C Notes shall be designated the "Series C 9.75% Convertible Pay-In-Kind Debentures due 2007," as applicable. Notes not to exceed the aggregate principal amount of $200,000,000 (except for PIK Notes issued pursuant to section 2.3, Series C Exchange Notes issued pursuant to Section 3.5, and Notes authenticated and delivered in exchange for, or in lieu of other Notes (including PIK Notes), or except pursuant to Sections 2.7 and 2.8 hereof) from time to time hereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its (a) Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or any Senior Vice President and (b) Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, without any further action by the Company hereunder. The Company shall, consistent with the provisions of this Indenture and the other contractual obligations of the Company, designate whether Notes to be issued shall be Series A Notes, Series B Notes or Series C Notes.

         Section 2.2.      Form of Notes.

         The Series A, the Series B Notes and the Series C Notes and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, Exhibit B and Exhibit C, respectively, which are incorporated in and made a part of this Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

         Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage.

         The terms and provisions contained in the forms of Notes attached as Exhibit A, Exhibit B and Exhibit C hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Note, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

         Section 2.3.      Date and Denomination of Notes; Payments of Interest.

         (a) The Notes shall be issuable in registered form without coupons in denominations of $500 principal amount or even multiples thereof. Every Note shall bear interest at the rate of 9.75% per annum, as adjusted from time to time pursuant to the provisions of this Indenture, (the "Interest Rate") from the applicable issuance date. Interest on the Notes shall be paid semi-annually in arrears on each Interest Payment Date; provided, however, that interest payable on the first Interest Payment Date will include interest for in excess of a six-month period with respect to any Note first issued prior to July 1, 2000. Interest on the Notes shall be computed on the basis of a 360-day year.

         (b) For purposes of this Section 2.3, the following terms shall have the meaning indicated:

                  (1) "PIK Notes" means additional Notes issued by the Company on each Interest Payment Date in lieu of cash interest, in an aggregate principal amount equal to the amount of such cash interest that otherwise would be due, which PIK Notes shall be (i) in the case of Series A Notes and Series B Notes, issuable in the form of additional Series B Notes, (ii) in the case of the Series C Notes, issuable in the form of additional Series C Notes, except in each case such PIK Notes shall be dated as of the applicable Interest Payment Date and shall bear interest from their issuance date.

                  (2) "Record Date" shall mean, with respect to any Interest Payment Date , the December 15 or June 15 preceding said January 1 or July 1, respectively.

         (c) On each Interest Payment Date, the Company shall, in lieu of the payment of interest in cash, execute and require the Trustee (upon the written order of the Company, signed by its (a) Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or any Senior Vice President and (b) Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary given not less than 10 days prior to such Interest Payment Date) to authenticate for original issue and issue to the appropriate Holders, PIK Notes in an aggregate principal amount equal to the amount of interest due on such Interest Payment Date. The issuance of such PIK Notes shall constitute full payment of such interest; provided, however, that no fractional PIK Note shall be issued. In the event that any such interest payment would result in the issuance to a Holder of a PIK Note in a principal amount which is less than $500 (such principal amount, if less than $500, or, if such principal amount is greater than $500, the difference between such principal amount and the highest integral multiple of $500 which is less than such principal amount, being referred to as a "Fractional Principal Amount"), the Company shall either (i) pay to Holders otherwise entitled to any Fractional Principal Amounts cash in an amount equal to the aggregate Fractional Principal Amounts due to such Holders or (ii) shall execute and require the Trustee (upon the written order of the Company, signed by its (a) Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or any Senior Vice President and (b) Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary given not less than ten days prior to the Applicable Interest Payment Date) to authenticate for original issue and issue to Holders otherwise entitled to any Fractional Principal Amounts a PIK Note in a principal amount of $500 (or, in lieu of issuing an additional PIK Note to any such Holder, may increase the aggregate principal amount of the PIK Notes issued to such Holder with respect to such Interest Payment Date by $500).

         (d) The Person in whose name any Note is registered at the close of business on any record date with respect to any Interest Payment Date (including any Note that is converted after the record date and on or before the Interest Payment Date), shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange subsequent to the record date and on or prior to such Interest Payment Date, provided, that in the case of any Note, or portion thereof, called for redemption or delivered for conversion on a Redemption Date or Conversion Date (as applicable) that is after a record date and prior to (but excluding) the next succeeding Interest Payment Date, interest shall not be paid to the Person in whose name the Note, or portion thereof, is registered on the close of business on such record date and the Company shall have no obligation to pay interest on such Note or such portion except to the extent required to be paid upon redemption or conversion of such Note or portion thereof pursuant to
Section 3.1 or 15.1 hereof.

         (e) If at any time the Common Stock is not listed or admitted to trading on the American Stock Exchange, the New York Stock Exchange or the NASDAQ National Market System (each a "National Exchange"), then beginning on the date the Common Stock is no longer so listed or admitted to trading and continuing until the date the Common Stock is again listed or admitted to trading on a National Exchange, the Interest Rate shall be adjusted to 12.25% per annum.

         (f) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names Notes are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of payment (which shall not be less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall execute and require the Trustee to authenticate for original issue, and issue to such persons PIK Notes equal to the aggregate amount to be paid in respect of such Defaulted Interest. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten
(10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for listing, and upon such notice as may be required by such exchange or automated quotation system, if, after notice is given by the Company in writing to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         SECTION 2.4.      Execution of Notes.

         The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signatures of two Officers (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto or the form of Note attached as Exhibit B hereto or the form of Note attached as Exhibit C hereto, as applicable, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Each Note shall be dated the date of its authentication.

         In case any Officer who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such Officer and any Note may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Note, shall be the proper Officers, although at the date of the execution of this Indenture any such Person was not such an Officer.

         The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Notes may be presented for payment (the "Paying Agent"), an office or agency where Notes may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

         The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Notes.

         Section 2.5.      Paying Agent to Hold Money in Trust.

         On or prior to each due date of the principal of any Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal so becoming due. The Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of and any accrued but unpaid interest on the Notes, and shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall, on or before each due date of the principal of any Notes, segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

         Section 2.6.      Noteholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

         Section 2.7. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

         (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.3 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         Upon surrender for registration of transfer of any Note to the Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.7, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         Notes may be exchanged for other Notes (of the same series) of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.3. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes, which the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

         Whenever any Notes are to be issued pursuant to this Indenture, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount and series of Notes to be authenticated and certifying that all conditions precedent to the issuance of such Notes contained in this Indenture have been complied with.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         All Notes presented or surrendered for registration of transfer or for exchange, redemption or conversion shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, and the Notes shall be duly executed by the Holder thereof.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         Neither the Company nor the Trustee nor any Registrar shall be required to exchange or register a transfer of (a) any Notes called for redemption pursuant to Article III or (b) any Notes or portions thereof surrendered for conversion pursuant to Article XV.

         (b) Every Note that bears or is required under this Section 2.7(b) to bear the legend set forth in this Section 2.7(b) (together with any Common Stock or Series B Preferred Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.7(c), collectively, the "Restricted Notes") shall be subject to the restrictions on transfer set forth in this Section 2.7(b) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company (with written notice to the Trustee), and the Holder of each such Restricted Note, by such Noteholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.7(b) and 2.7(c), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Note.

         Until two (2) years after the original issuance date of any Note, any certificate evidencing such Note (and all Notes issued in exchange therefor or substitution thereof, other than Common Stock or Series B Preferred Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in
Section 2.7(c), if applicable) shall bear a legend in substantially the following form, unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT AS SET FORTH BELOW.

BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN THE RULES PROMULGATED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY TO THE HOLDER AND THE LAST DATE ON WHICH ALTERRA HEALTHCARE CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK OR PREFERRED STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO U.S. TRUST COMPANY OF TEXAS, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (E) AS OTHERWISE CONSENTED TO BY THE COMPANY; AND (3) AGREES THAT IT WILL DELIVER TO

EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO U.S. TRUST COMPANY OF TEXAS, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (B) OR
(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO U.S. TRUST COMPANY OF TEXAS, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Registrar in accordance with the provisions of this Section 2.7, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.7(b).

         (c) Until two (2) years after the original issuance date of any Note, any stock certificate representing Common Stock or Series B Preferred Stock issued upon conversion of such Note shall bear a legend in substantially the following form, unless such Common Stock or Series B Preferred Stock has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock or Series B Preferred Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the Transfer Agent and the Registrar:

         THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT AS SET FORTH BELOW.

         THE HOLDER HEREOF AGREES THAT PRIOR TO THE DATE THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE TO THE HOLDER OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH ALTERRA HEALTHCARE CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE OR THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) EVIDENCED HEREBY (THE "RESTRICTION TERMINATION DATE"); (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE

COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF, (B) TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER FURNISHES TO U.S. TRUST COMPANY OF TEXAS, N.A., AS THE COMPANY'S TRANSFER AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT), (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (E) AS OTHERWISE CONSENTED TO BY THE COMPANY; (2) PRIOR TO SUCH TRANSFER BEFORE THE RESTRICTION TERMINATION DATE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), IT WILL FURNISH THE COMPANY'S TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         Any such Common Stock (or Series B Preferred Stock, if applicable) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock (or Series B Preferred Stock, if applicable) for exchange in accordance with the procedures of the transfer agent for the Common Stock (or Series B Preferred Stock, if applicable), be exchanged for a new certificate or certificates for a like number of shares of Common Stock (or Series B Preferred Stock, if applicable), which shall not bear the restrictive legend required by this Section 2.7(c). The Company shall advise the Trustee in writing as to the termination of the restricted period and the Trustee may rely conclusively thereon.

         (d) Any certificate evidencing a Note that has been transferred to an Affiliate of the Company within two (2) years after the original issuance date of the Note, as evidenced by a notation on the Assignment Form for such transfer or in any representation letter delivered in respect thereof, shall, until two (2) years after the last day on which the Company or any Affiliate of the Company was an owner of such Note, bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

         THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

         BY ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO ALTERRA HEALTHCARE CORPORATION OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) AS OTHERWISE CONSENTED TO BY THE COMPANY AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND SHALL BE REMOVED UPON THE TRANSFER OF THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK (OR PREFERRED STOCK, IF APPLICABLE) ISSUABLE UPON CONVERSION OF SUCH NOTE PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE.

         IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, PROVIDE U.S. TRUST COMPANY OF TEXAS, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         Any stock certificate representing Common Stock or Series B Preferred Stock issued upon conversion of such Note shall also bear a legend in substantially the form indicated above, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

         Section 2.8.      Mutilated, Destroyed, Lost or Stolen Notes.

         In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and upon receipt of an Officers' Certificate for the authentication and delivery of Notes, the Trustee, or an authenticating agent appointed by the Trustee, shall authenticate and deliver a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock (or Series B Preferred Stock, if applicable) shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Note and of the ownership thereof.

         Every substitute Note issued pursuant to the provisions of this Section
2.8 by virtue of the fact that any Note is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionally with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         Section 2.9.      Treasury Notes.

         In determining whether the Holders of the required principal amount of Notes have concurred in any notice, direction, waiver or consent, Notes owned by the Company or any other obligor on the Notes shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Notes which a Trust Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or any other obligor on the Notes.

         Section 2.10.     Temporary Notes.

         Until definitive Notes are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company, with the consent of the Trustee, considers appropriate for temporary Notes (as conclusively evidenced by its execution of such Notes). Without unreasonable delay, the Company shall prepare and execute and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Notes, shall authenticate and deliver definitive Notes in exchange for temporary Notes. Until so exchanged, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 2.11.     Cancellation.

         All Notes surrendered for the purpose of payment, redemption, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any Paying Agent or any Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Notes (unless the Company directs it in writing to do otherwise) and, after such destruction, shall, if requested by the Company, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisitions shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

         Section 2.12.     Deposit of Funds.

         Prior to 10:00 a.m. New York City time on the Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds sufficient to make cash payments, if any, due on Maturity Date, in a timely manner which permits the Paying Agent to remit payment to the Holders on the Maturity Date.

                                   ARTICLE III
                               REDEMPTION OF NOTES

         Section 3.1.      Right to Redeem; Notice to Trustee.

         (a) The Notes shall not be redeemable at the option of the Company prior to May 31, 2003. After May 31, 2003, and prior to the Maturity Date, the Company may, at its option, redeem all, but not less than all, of the outstanding Notes, upon notice as set forth in Section 3.1(b) at the Redemption Price (as defined below), at any time within 5 days of any date on which the average Trading Price of the Common Stock for the 30 consecutive Trading Days preceding the Redemption Notice Date (as defined in Section 3.1(b)) equals or exceeds an amount equal to 200% of the Conversion Price; the "Redemption Price" for each Note shall be an amount in cash equal to the principal amount of such Note plus all accrued but unpaid interest up to but not including the Redemption Date.

         (b)      If the Company elects to redeem the Notes pursuant to this
Section 3.1 and paragraph 6 of the Notes, then at least 60 days before the Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee and to each Holder of Notes to be redeemed at such Holder's address as it appears on the Note register. The date such notice is first mailed to the Trustee shall be the "Redemption Notice Date."

         The notice shall identify the Notes to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3)      the then current Conversion Price;

         (4)      the name and address of the Paying Agent and the Conversion
Agent;

         (5) that Notes called for redemption must be presented and surrendered to the Paying Agent to collect the Redemption Price;

         (6) that the Notes called for redemption may be converted at any time before the close of business on the fifth Business Day immediately preceding the Redemption Date;

         (7) that Holders who wish to convert Notes must satisfy the requirements in paragraph 7 of the Notes;

         (8) that, unless the Company defaults in making the redemption payment, the only remaining right of the Holder shall be to receive payment of the Redemption Price upon presentation and surrender to the Paying Agent of the Notes;

         (10) that interest on Notes called for redemption ceases to accrue on and after the Redemption Date.

         At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         Section 3.2.      Effect of Notice of Redemption.

         Once notice of redemption is mailed by the Company, or by the Trustee at the written request of the Company, Notes called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Notes that are converted in accordance with the provisions of
Article XV. Upon presentation and surrender to the Paying Agent, Notes called for redemption shall be paid at the Redemption Price.

         Section 3.3.      Deposit of Redemption Price.

         On or before 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of all Notes to be redeemed on that date, other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall promptly return to the Company any money not required for that purpose because of the conversion of Notes pursuant to Article XV or otherwise. If such money is instead held by the Company or an Affiliate of the Company in trust and is not required for such purpose, it shall be discharged from the trust.

         Section 3.4.      Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Holders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Notes shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the date fixed for redemption), any Notes not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversions, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         Section 3.5       Optional Exchange of Series B Notes.

         The Company may, at its option and sole discretion, at any time and from time to time prior to the Maturity Date, offer in writing (an "Exchange Offer") to one or more Holders of any of the outstanding Series B Notes the right to exchange some or all of the Series B Notes then held by such Holder or Holders for Series C Notes in an aggregate principal amount equal to the aggregate principal amount of the Series B Notes being exchanged. Any Holder receiving an Exchange Offer may, but shall not be obligated to, accept such Exchange Offer by so notifying the Company and delivering to the Company for cancellation the Series B Notes that such Holder has elected to exchange within 5 Business Days of receipt of the Exchange Offer (the "Surrendered Series B Notes"). Upon receipt of the Series B Notes for exchange, the Company shall (i) execute and require the Trustee to authenticate for original issue and issue to the appropriate Holders, Series C Notes in an aggregate principal amount equal to the aggregate principal amount of the Surrendered Series B Notes ("Series C Exchange Notes") and (ii) deliver to the Trustee for cancellation the Surrendered Series B Notes pursuant to the provisions of Section 2.9 hereof. Nothing herein shall require the Company to make any Exchange Offer to any Holder whether or not the Company makes an Exchange Offer to any other Holder.

                                   ARTICLE IV
                                     RANKING

         Section 4.1.      Ranking of Notes.

         The Notes shall rank (i) senior to the Company's Subordinated Indebtedness and (ii) subordinate to the Company's Senior Indebtedness to the extent and in the manner provided in this Article IV.

         Section 4.2.      Notes Subordinated to Senior Indebtedness.

         (1) The Company agrees, and each Holder of the Notes by his acceptance thereof likewise agrees, that the payment of the principal of, premium, if any, and interest on the Notes (all of the foregoing, a "Payment or Distribution") is subordinated and junior in right of payment, to the extent and in the manner provided in this Article IV, to the prior payment in full in cash of all Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

         A Payment or Distribution shall include any asset of any kind or character, and may consist of cash, securities or other property, by set-off or otherwise, and shall include, without limitation, any purchase, redemption or other acquisition of Notes or the making of any deposit of funds pursuant to this Indenture.

         (2) The Senior Indebtedness of the Company shall continue to be Senior Indebtedness and entitled to the benefit of these subordination provisions irrespective of any amendment, modification or waiver of any term of any instrument relating to refinancing of the Senior Indebtedness.

         (3) All the provisions of this Indenture and the Notes shall be subject to the provisions of this Article IV so far as they may be applicable thereto, except that nothing in this Article IV shall apply to claims for, or payments to, the Trustee under or pursuant to Section 8.6.

         (4) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company, any Paying Agent, the Holders of the Notes, the Trustee or the holders of the Senior Indebtedness, or by any noncompliance by the Company, any Paying Agent, the Holders of the Notes or the Trustee with any of the terms, provisions and covenants of the Notes or this Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

         Section 4.3. Company Not to Make Payments with Respect to Notes in Certain Circumstances.

         No Payment or Distribution other than the issuance of PIK Notes in accordance with Section 2.3 shall be made by the Company, the Trustee or any Paying Agent on account of principal of, premium, if any, or interest on the Notes, whether upon stated maturity, upon redemption or acceleration, or otherwise, or on account of the purchase or other acquisition of Notes, whether upon stated maturity, upon redemption or acceleration, or otherwise, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the acceleration thereof or with respect to the payment of any Senior Indebtedness and (a) such default is the subject of a judicial proceeding or (b) written notice of such default has been given to the Company by any holder or holders of any Senior Indebtedness, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist.

         Upon any acceleration of the principal of the Notes or any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash, or payment thereof provided for to the satisfaction of the holders thereof, before any Payment or Distribution (other than the issuance of PIK Notes in accordance with Section 2.3(c)) is made on account of the redemption price or principal of (and premium, if any) or interest on the Notes; and (subject to the power of a court of competent jurisdiction to make other equitable provision, which shall have been determined by such court to give effect to the rights conferred in this Article upon the Senior Indebtedness and the holders thereof with respect to the Notes or the Holders thereof or the Trustee, by a lawful plan of reorganization or readjustment under applicable law) upon any such dissolution or winding up or liquidation or reorganization, any Payment or Distribution by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, the payment of which is junior or otherwise subordinate, at least to the extent provided in this Article IV with respect to the Notes to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness at the time outstanding, and the rights of the holders of Senior Indebtedness of the Company are not altered by such plan of reorganization or readjustment), to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article IV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such Payment or Distribution directly to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any Payment or Distribution is made to the Holders of the Notes or to the Trustee, except that the Trustee will have a lien for the payment of its fees and expenses.

         In the event that, notwithstanding the foregoing, any Payment or Distribution by the Company of any kind or character, (whether such payment shall be in cash, property or securities) which is prohibited by the foregoing, shall have been made to the Trustee or the Holders of the Notes before all Senior Indebtedness is paid in full in cash, or provision is made for such payment to the satisfaction of the holders thereof, and if such fact shall then have been or thereafter be made known to a Trust Officer of the Trustee or, as the case may be, such Holder, then and in such event such Payment or Distribution shall be paid over by the Trustee or such Holder or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent Payment or Distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same shall be held in trust by any Holder of a Note as the property of the holders of Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in
Article XII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 4.3 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.

         The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the obligations of the Holders of the Notes hereunder to the holders of Senior Indebtedness: (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; (iv) apply any amounts received to any liability of the Company owing to holders of Senior Indebtedness; and/or (v) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 4.4.      Subrogation of Notes.

         Subject to the payment in full in cash of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of all Senior Indebtedness at the time outstanding, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive Payments or Distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Notes shall be paid in full; and, for the purposes of such subrogation, no Payments or Distributions to the holders of Senior Indebtedness to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article IV, and no payments over pursuant to the provisions of this Article IV to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as between the Company, the Company's creditors other than holders of Senior Indebtedness, and the Holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article IV are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior

Indebtedness, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Nothing in this Article IV shall prevent conversions of Notes pursuant to Article XV.

         Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the Holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Notes, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IV.

         Section 4.5.      Authorization by Holders of Notes.

         Each holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder of the Note and the holders of Senior Indebtedness, the subordination provided in this Article IV and appoints the Trustee his attorney-in-fact for any and all such purposes including, without limitation, to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Notes and to effectuate the full benefit of the subordination contained herein. If the Trustee shall fail to do so prior to 30 days prior to the expiration of the period for filing such claims, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Holder to execute, verify, deliver and file any such proofs of claim; provided that no holder of Senior Indebtedness shall incur any liability for any failure to exercise its right to file any such proofs of claim.

         Section 4.6.      Notices to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Notes pursuant to the provisions of this Article
IV. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Notes pursuant to the provisions of this Article IV unless and until a Trust Officer of the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Note) with respect to such moneys the notice provided for in this Section 4.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date or at any time thereafter.

         The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article IV, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 4.7.      Trustee's Relation to Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article IV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 4.7 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Holders of the Notes or the Company or any other Person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise.

         Section 4.8.      No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, the Trustee or the Holder of any of the Notes or by any act, or failure to act, in good faith, by any such holder of Senior Indebtedness, or by any noncompliance by the Company, the Trustee or the Holder of any of the Notes with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Section 4.9.      Article IV Not To Prevent Events of Default.

         The failure to make a payment on account of principal of, premium, if any, or interest on the Notes by reason of any provision in this Article IV shall not be construed as preventing the occurrence of an Event of Default with respect to such Notes under Section 7.1.

         Section 4.10.     Paying Agents other than the Trustee.

         In any case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article IV shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article IV in addition to or in place of the Trustee.

         Section 4.11.     Notes Senior to Subordinated Indebtedness.

         The indebtedness represented by the Notes will be senior and prior in right of payment to all Subordinated Indebtedness, to the extent and in the manner provided in such Subordinated Indebtedness.

                                    ARTICLE V
                                    COVENANTS

         Section 5.1.      Payment of Notes.

         The Company shall promptly make all payments in respect of the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money deposited by the Company or an Affiliate thereof sufficient to pay the installment or, if applicable, PIK Notes executed by the Company sufficient to pay such installment. The Company shall pay interest on overdue principal at the Interest Rate (as adjusted from time to time pursuant to the provisions hereof); it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

         Section 5.2.      SEC Reports.

         The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company will cause any quarterly and annual reports which it mails to its stockholders to be mailed to the Holders.

         During the period beginning on the latest date of the original issuance of the Notes and ending on the date that is two (2) years from such date, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder or beneficial Holder of Notes or any Common Stock or Series B Preferred Stock issued upon conversion thereof which continue to be Restricted Notes in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock or Series B Preferred Stock from such Holder or beneficial Holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder or beneficial Holder of such Notes or such Common Stock or Series B Preferred Stock and it will take such further action as any Holder or beneficial Holder of such Notes or such Common Stock or Series B Preferred Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial Holder to sell its Notes or Common Stock or Series B Preferred Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any Holder or any beneficial Holder of the Notes or such Common Stock or Series B Preferred Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         Section 5.3.      Maintenance of Office or Agency.

         The Company will maintain in the United States an office or agency (which may be the Corporate Trust Office) where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office, for such purposes. The Company will give prompt written notice to the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Corporate Trust Office of the Trustee as one such office of the Company for each of the aforesaid purposes.

         Section 5.4.      Stay, Extension and Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         Section 5.5.      Liquidation.

         The Board of Directors or the stockholders of the Company may not adopt a plan of liquidation, which plan provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (any such sale, lease, conveyance or other disposition substantially as an entirety being governed by Article VII) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the Company's obligations hereunder and under the Notes as to the payment of the principal and interest thereof. The Company shall be deemed to make provision for such payments only if (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Notes then outstanding to maturity and to pay all other sums payable by it hereunder or (2) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Notes and the performance and observance of all covenants and conditions to be performed by the Company hereunder, by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a Person who acquires, or will acquire (otherwise than pursuant to a lease), all or substantially all of the assets of the Company, and which Person will have assets (immediately after the acquisition) and aggregate earnings (for such Person's four full fiscal quarters immediately preceding such acquisition) at least equal to the assets of the Company (immediately preceding such acquisition) and the aggregate earnings of the Company (for its four (4) full fiscal quarters immediately preceding the acquisition), respectively, and which is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution until after the Company (x) has certified to the Trustee with an Officers' Certificate at least five (5) days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 5.5 and (y) delivered to the Trustee an Opinion of Counsel that all conditions precedent to such liquidation have been complied with.

         Section 5.6.      Compliance Certificates.

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 5.6, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         Section 5.7.      Corporate Existence.

         Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any right if the Board of Directors shall determine in good faith that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

         Section 5.8.      Further Instruments and Acts.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 5.9.      Certain Restrictions.

         (a) So long as Notes having, collectively, an aggregate principal amount equal to or greater than Twenty-Five Million Dollars ($25,000,000) shall remain outstanding, the Company shall not, without first obtaining the consent or approval of the Holders of a majority of the then outstanding Notes:

                  (i) create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable, contingently or otherwise (collectively, "incur"), with respect to any Indebtedness, other than (i) Indebtedness represented by the Notes and any Indebtedness issued pursuant to the terms of the Notes; (ii) Indebtedness existing as of the date of this Indenture and any modifications, amendments or refinancing of such existing Indebtedness; (iii) Indebtedness arising out of the secured financing or refinancing of the Company's assets whether now owned or hereafter acquired, in the ordinary course of the Company's business; (iv) additional Indebtedness incurred by the Company from time to time after the original issuance date of the Notes in the ordinary course of its business provided that such Indebtedness referred to in this clause (iv) does not at any time exceed, in the aggregate, $50,000,000 at any time outstanding; and (v) additional Indebtedness, if any, as agreed upon by the Company and the Holders of a majority of the then outstanding Notes (all Indebtedness set forth in subparagraphs (i), (ii), (iii) (iv) or (v) hereof being referred to herein as "Permitted Indebtedness"). As used herein, "Indebtedness" means, without duplication, all liabilities and obligations, contingent or otherwise, of the Company, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) in respect of Capitalized Lease Obligations (as defined herein), or (iv) evidenced by a letter of credit or a reimbursement obligation of the Company with respect to any letter of credit; but excluding obligations (other than written guaranties) arising out of operating leases, obligations (whether contingent or otherwise) existing as of the original issuance date relating to the buyout of joint venture investors and contingent liabilities incurred in the ordinary course of business.

                  (ii) create, incur, assume or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease deemed to constitute a security interest and any option or other agreement to give any security interest) (each, a "Lien") on any asset now owned or hereafter acquired by the Company, or any income or profits therefrom or assign or convey any right to receive income therefrom, except Permitted Liens (as defined herein). As used herein, "Permitted Liens" shall mean (A) Liens on property existing as of the date of this Indenture and as modified or amended from time to time; (B) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (C) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided, however, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (D) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (E) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Company; (F) Liens securing reimbursement obligations with respect to letters of credit which encumber only documents and other property relating to such letters of credit and the products and proceeds thereof; (G) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements; (H) any interest or title of a lessor in property subject to any Capitalized Lease Obligation or operating lease; (I) Liens evidenced by Uniform Commercial Code financing statements regarding leases; (J) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carrier's, warehousemen's, materialmen's and mechanic's liens, which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof; (K) Liens securing Permitted Indebtedness; or (L) any other Liens not exceeding $1,000,000 in aggregate amount at any time outstanding.

                                   ARTICLE VI

                         NOTEHOLDERS' LISTS AND REPORTS
                                 BY THE TRUSTEE

         Section 6.1.      Holders' Lists.

         The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each March 15 and September 15 in each year beginning with September 15, 2000, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Notes as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Registrar.

         Section 6.2.      Preservation and Disclosure of Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Notes contained in the most recent list furnished to it as provided in Section 6.1 or maintained by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section
6.1 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Notes made pursuant to the Trust Indenture Act.

         Section 6.3.      Reports by Trustee.

         (a) Within 60 days after December 31 of each year commencing with the year 2000, the Trustee, if required by the provisions of the Trust Indenture Act, shall transmit to Holders of Notes such reports dated as of December 31 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of such report shall, at the time of such transmission to Holders of Notes, be filed by the Trustee with each stock exchange or automated quotation system upon which the Notes may be listed or traded and with the Company. The Company will notify the Trustee in writing within a reasonable time if the Notes are listed on any stock exchange or automated quotation system.

                                   ARTICLE VII
                     REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                             ON AN EVENT OF DEFAULT

         Section 7.1.      Events of Default.

         In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

         (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

         (b) default in the payment of the principal of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article III, by acceleration or otherwise;

         (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) which failure has continued for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Trust Officer of the Trustee by the Holders of at least 50% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4;

         (d) default by the Company in payment of an amount of in excess of $10,000,000 of Indebtedness for borrowed money or acceleration of any Indebtedness for borrowed money in an amount in excess of $10,000,000;

         (e) the failure of any of the representations and warranties of the Company set forth in the Purchase Agreement between the Company, RDVEPCO, L.L.C., Group One Investors, L.L.C. and Holiday Retirement 2000, LLC dated as of April 26, 2000, as amended (the "Purchase Agreement") to be true and correct in all material respects as of the April 26, 2000 and the date (except to the extent such representation or warranty was expressly made as of a specified earlier date, in which case such representation or warranty shall be evaluated as of such earlier date) hereof or the failure of the Company to have complied in all material respects with each of the Company's covenants set forth in the Purchase Agreement as of April 26, 2000 and as of the date hereof;

         (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

         (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days.

then, and in each and every such case (other than an Event of Default specified in Section 7.1(f) or (g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of not less than 50% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(f) or (g) occurs, the principal of all the Notes and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the condition that if, at any time after the decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to
Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the Holders of a majority in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.4, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify a Trust Officer in writing, promptly upon becoming aware thereof, of any default or Event of Default in the performance of any covenant, agreement or condition in this Indenture, such written notification to consist of an Officers' Certificate specifying such default or Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder and all rights, remedies and powers of the Company, the Holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

         Section 7.2.      Payment of Notes on Default; Suit Therefor.

         The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption under this Indenture, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders, the whole amount that then shall have become due and payable on all such Notes for principal or interest, or both, as the case may be, with interest upon the overdue principal, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder. Until such demand by the Trustee, the Company may pay the principal and interest on the Notes to the Holders, whether or not the Notes are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

         In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders parties to any such proceedings.

         Section 7.3.      Application of Monies Collected by Trustee.

         Any monies collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         First:  to the payment of all amounts due the Trustee under Section
8.6;

         Second: in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the Persons entitled thereto;

         Third: in case the principal of the outstanding Notes shall have become due, by acceleration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and interest, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue payments of interest at the rate borne by the Notes, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and interest without preference or priority of principal, over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and accrued and unpaid interest; and

         Fourth: to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 7.4.      Proceedings by Holders.

         No Holder shall have any right by virtue of or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 50% in aggregate principal amount of the Notes then outstanding determined in accordance with
Section 9.4 shall have made written request upon the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Holder of any Note to receive payment of the principal of and interest on such Note, on or after the respective due dates therefor, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

         Anything in this Indenture or the Notes to the contrary notwithstanding, the Holder of any Note, without the consent of either the Trustee or the Holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

         Section 7.5.      Proceedings by Trustee.

         In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 7.6.      Remedies Cumulative and Continuing.

         Except as otherwise expressly provided herein, all powers and remedies given by this Article VII to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the

Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         Section 7.7. Direction of Proceedings and Waiver of Defaults by Majority of Holders.

         The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction and (c) the Trustee may refuse to follow any direction that the Trustee determines may be unduly prejudicial to the rights of other Holders or that may involve the Trustee in personal liability that does not have adequate indemnification. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the Holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock or Series B Preferred Stock, as applicable, pursuant to Article XV, (iii) a default in the payment of the Redemption Price pursuant to Article III or (iv) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Upon any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 7.8.      Notice of Defaults.

         The Trustee shall, within 90 days after a Trust Officer has knowledge of the occurrence of a default, mail to all Holders, as the names and addresses of such Holders appear upon the Note register, notice of all defaults known to a Trust Officer, unless such defaults shall have been cured or waived before the giving of such notice and provided that, except in the case of default in the payment of the principal of, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         Section 7.9.      Undertaking to Pay Costs.

         All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that the provisions of this Section 7.9 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Holders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the due date therefor or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV.



                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

         Section 8.1.      Duties and Responsibilities of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

         (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture or the Trust Indenture Act against the Trustee; and

         (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer or Officers, unless the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

         (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee as Trustee, Paying Agent, Registrar, Custodian or Conversion Agent shall be subject to the provisions of this Section.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

         Section 8.2.      Reliance on Documents, Opinions, Etc.

         In performing the Trustee's duties hereunder:

         (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be evidence to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it thereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by Agent or attorney, provided, however, that if the payments within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any Agent or attorney appointed by it with due care hereunder; and

         (g) the Trustee shall not be deemed to have notice of an Event of Default or of any event or conditions which, with the giving of notice, the passage of time, or both, might constitute an Event of Default unless (i) the Trustee has received written notice thereof from the Company or any Noteholder or (ii) a Trust Officer shall have actual knowledge thereof. The Trustee shall not be deemed to have actual knowledge of an Event of Default or of any event or condition which, with the giving of notice, the passage of time, or both, might constitute an Event of Default, except in the case of an Event of Default under Sections 7.1(a) and 7.1(b) (provided that the Trustee is the Paying Agent), until a Trust Officer receives written notice thereof from the Company or any Noteholder.

         Section 8.3.      No Responsibility for Recitals, Etc.

         The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 8.4. Trustee, Paying Agents, Conversion Agents or Registrar May Own Notes.

         The Trustee, any Paying Agent, any Conversion Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Registrar.

         Section 8.5.      Monies to Be Held in Trust.

         Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust thereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

         Section 8.6.      Compensation and Expenses of Trustee.

         The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the Trustee's negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee or such Agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its Officers, Trust Officers, directors, employees, agents, successors and assigns. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes. The obligation of the Company under this
Section 8.6 shall survive the satisfaction and discharge of this Indenture.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 8.7.      Officers' Certificate as Evidence.

         Except as otherwise provided in Section 8.1, wherever in the administration of the provisions of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 8.8.      Conflicting Interests of Trustee.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 8.9.      Eligibility of Trustee.

         There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $15,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

         Section 8.10.     Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the Holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Noteholder who has been a bona fide Holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

         (b)      In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply with Section 8.8 after written request therefor by the Company or by any Noteholder who has been a bona fide Holder of a Note or Notes for at least six (6) months; or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide Holder of a Note or Notes for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

         (c) The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11.

         Section 8.11.     Acceptance by Successor Trustee.

         Any successor Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein but, nevertheless, on the written request of the Company or of its successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such Trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

         No successor Trustee shall accept appointment as provided in this
Section 8.11 unless at the time of such acceptance, such successor Trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 8.11, the Company (or the former Trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such Trustee hereunder to the Holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.12.     Succession by Merger, Etc.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee or authenticating agent appointed by such predecessor Trustee, and deliver such Notes so authenticated and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor Trustee may authenticate such Notes either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 8.13.     Limitation on Rights of Trustee as Creditor.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                   ARTICLE IX
                           CONCERNING THE NOTEHOLDERS

         Section 9.1.      Action by Holders.

         When in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by Agent or proxy appointed in writing, or (b) by the record of the Holders of Notes voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of
Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

         Section 9.2.      Proof of Execution by Holders.

         Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his Agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The proof of holding of Notes shall be provided by the registry of such Notes or by a certificate of the Registrar.

         The record of any Holders' meeting shall be proved in the manner provided in Section 10.6.

         Section 9.3.      Who are Deemed Absolute Owners.

         The Company, any other obligor on the Notes, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Registrar may deem the Person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Note, for conversion of such Note and for all other purposes and neither the Company nor any authenticating agent nor any Registrar shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon such Note.

         Section 9.4.      Company-Owned Notes Disregarded.

         In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or, to the extent required by the TIA, by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes which a Trust Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purpose of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

         Section 9.5.      Revocation of Consents; Future Holders Bound.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note which is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                    ARTICLE X
                              NOTEHOLDERS' MEETINGS

         Section 10.1.     Purpose of Meetings.

         A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VII;

                  (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article VIII;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

         Section 10.2.     Notice of Meetings.

         The Trustee may at any time call a meeting of Holders to take any action specified in Section 10.1, to be held at such time and at such place at a location within ten (10) miles of the Corporate Trust Office or in New York, New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to Holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

         Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in Person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 10.3.     Call of Meetings by Company or Holders.

         In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place at any location within 10 miles of the Corporate Trust Office or New York, New York for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

         Section 10.4.     Qualifications for Voting.

         To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or
(b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 10.5.     Regulations.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 10.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxy Holder shall be entitled to one vote for each $500 principal amount of Notes then outstanding and held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of
Section 10.2 or 10.3 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 10.6.     Voting.

         The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Notes or of their representative by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 10.7.     No Delay of Rights by Meeting.

         Nothing in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE XI
                             SUPPLEMENTAL INDENTURES

         Section 11.1.     Supplemental Indentures Without Consent of Holders.

         The Company, when authorized by resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to make provisions with respect to the conversion rights of the Holders of Notes pursuant to the requirements of Section 15.6;

                  (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

                  (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

                  (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the Holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or conditions, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders;

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

         Section 11.2.     Supplemental Indentures With Consent of Holders.

         With the consent (evidenced as provided in Article IX) of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Notes, or modify the provisions of the Indenture with respect to subordination of the Notes in a manner adverse to the Holders in any material respect, or impair the right pursuant to Article XV to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indentures, without the consent of the Holders of all Notes then outstanding.

         Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary authorizing the execution of any such supplemental indentures, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid the Trustee shall join with the Company in the execution of such supplemental indentures unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.3.     Effect of Supplemental Indenture.

         Any supplemental indenture executed pursuant to the provisions of this
Article XI shall comply with the Trust Indenture Act, as then in effect, provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 11.4.     Notation on Notes.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

         Section 11.5. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee.

         The Trustee, subject to the provisions of Sections 8.1 and 8.2, may require an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                   ARTICLE XII
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 12.1.     Company May Consolidate Etc. on Certain Terms.

         Subject to the provisions of Sections 12.2 and 16.1, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of the property of the Company, substantially as an entirety, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same and which, in each case, shall be organized under the laws of the United States of America, any state thereof or the District of Columbia, provided, that upon any such consolidation, merger, sale, conveyance or lease, if the Company is not the surviving entity, the due and punctual payment of the principal of and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.6.

         Section 12.2.     Successor Corporation to Be Substituted.

         In case of any such consolidation, merger, sale, conveyance or lease referenced in Section 12.1 and upon the assumption by any successor corporation, by supplemental indenture required by Section 12.1, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as such. Such successor corporation thereupon may cause to be signed and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of any such lease), the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

         Section 12.3.     Opinion of Counsel to Be Given Trustee.

         The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.


                                  ARTICLE XIII
                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 13.1.     Discharge of Indenture.

         When (a) the Company shall deliver to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be canceled for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, monies sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or Redemption Date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Holders to receive payments of principal of and interest on, the Notes and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 16.5 and at the cost and use of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

         Section 13.2.     Deposited Monies to Be Held in Trust by Trustee.

         Subject to Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 shall be held in trust for the sole benefit of the Holders, and such monies shall be applied by the Trustee to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

         Section 13.3.     Paying Agent to Repay Monies Held.

         Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent for the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 13.4.     Return of Unclaimed Monies.

         Subject to the requirement of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of or interest on Notes and not applied but remaining unclaimed by the Holders of Notes for two years after the date upon which the principal of or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies, and the Holder of any of the Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect except if an applicable abandoned property law does not so permit; provided, however, that, before being required to make any such repayment, such Trustee may, or shall at the written request of the Company, at the expense of the Company, cause to be published once in an authorized newspaper in the same city in which the place of payment with respect to the Notes of such series shall be located and in an authorized newspaper in the City of New York, or mail to each such Holder, a notice (in such form as may be deemed appropriate by such Trustee) that said monies remain unclaimed and that, after a date named therein, any unclaimed balance of said monies then remaining will be returned to the Company.

         Section 13.5.     Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court of governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section
13.1 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 13.2, provided, however, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE XIV
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

         Section 14.1.     Indenture and Notes Solely Corporate Obligations.

         No recourse for the payment of the principal of or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                   ARTICLE XV
                               CONVERSION OF NOTES

         Section 15.1.     Right to Convert.

         Subject to and upon compliance with the provisions of this Indenture, the Holder of any Series A Note or Series C Note shall have the right, at his option, at any time prior to the Maturity Date (except that, with respect to any Note which shall be called for redemption, such right shall terminate, except as provided in Section 3.4, at the close of business on the fifth Business Day preceding the Redemption Date of such Series A Note or Series C Note, unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note or any portion of such principal amount which is $500 or an integral multiple thereof, (together with any accrued but unpaid dividends thereon), into that number of fully paid and non-assessable shares of Common Stock (rounded down to the nearest whole number) obtained by dividing the principal amount of the Series A Notes or Series C Note or portion thereof surrendered for conversion, together with any accrued but unpaid dividends thereon, by the Series A and C Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided. A Holder of Series A Notes or Series C Notes is not entitled to any rights of a holder of Common Stock until such Holder has converted his Series A Notes or Series C Notes to Common Stock, and then only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV.

         Subject to and upon compliance with the provisions of this Indenture, the Holder of any Series B Note shall have the right, at his option, at any time prior to the Maturity Date (except that, with respect to any Note which shall be called for redemption, such right shall terminate, except as provided in Section 3.4, at the close of business on the fifth Business Date preceding the Redemption Date of such Series B Note, unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note, or any portion of such principal amount which is $500 or an integral multiple thereof, (together with any accrued but unpaid dividends thereon) into that number of fully paid and non-assessable shares of Series B Preferred Stock (rounded down to the nearest whole number) obtained by dividing the principal amount, together with any accrued but unpaid dividends thereon, of the Series B Note or a portion thereof surrendered for conversion by the Series B Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided. A Holder of Series B Notes is not entitled to any rights of a Holder of Series B Preferred Stock until such Holder has converted his Series B Notes to Series B Preferred Stock, and then only to the extent such Notes are deemed to have been converted to Series B Preferred Stock under this Article XV.

         Notwithstanding any contrary provision of this Indenture, a Holder of Series C Notes may not exercise its conversion privilege under this Article XV to the extent any such conversion would result in such Holder, together with any Affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an Affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this paragraph will limit any particular exercise hereunder and neither the Company nor the Trustee shall have any obligation with respect thereto. The provisions of this paragraph may be waived by a Holder of Series C Notes (but only as to itself and not to any other Holder of Series C Notes) upon not less than 65 days prior notice to the Company.



         Section 15.2. Exercise of Conversion Privilege; Issuance of Common Stock and Series B Preferred Stock on Conversion.

         In order to exercise the conversion privilege with respect to any Note in certificated form, the Holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to Section 5.3, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to such office or agency that the Holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock or Series B Preferred Stock, as applicable, which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to
Section 15.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such Holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.3, a certificate or certificates for the number of full shares of Common Stock or Series B Preferred Stock, as applicable, issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article. In case any Note of a denomination greater than $500 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

         Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof) (the "Conversion Date"), and the Person in whose name any certificate or certificates for shares of Common Stock or Series B Preferred Stock, as applicable, shall be issuable upon such conversion shall be deemed to have become, on said date, the Holder of record of the shares represented thereby, provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record Holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

         Section 15.3.     No Issuance of Fractional Shares.

         No fractional shares of Common Stock or Series B Preferred Stock or scrip representing fractional shares shall be issued upon conversion of the Notes and the number of shares of Common Stock or Series B Preferred Stock, as applicable, issuable to a Holder shall be rounded down to the nearest whole number. If more than one Note of the same Series (for purposes of this Section 15.3, Series A Notes and Series C Notes shall be treated as the same Series) shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount (together with accrued but unpaid interest thereon) of such Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable to a Holder upon the conversion of any Note or Notes, such fractional shares shall be aggregated with any fractional shares otherwise issuable in connection with any subsequent conversion by such Holder of the same Series of Notes and each time a fractional share shall equal one full share, such full share shall be issued to such Holder.

         Section 15.4.     Conversion Price.

         The Series A and C Conversion Price shall be $4.00, subject to adjustment as provided in this Article XV. The Series B Conversion Price shall be one hundred (100) times the Series A and C Conversion Price (as such Series A and C Conversion Price is adjusted from time to time pursuant to the provisions hereof).

         Section 15.5.     Adjustment of Conversion Price.

         The Conversion Price shall be adjusted from time to time by the Company as follows:

         (a) The Series A and C Conversion Price shall be subject to adjustment as follows:

                  (i) In case the Company shall (A) pay or make a dividend or other distribution (including by exchange of shares of Common Stock for Rights under the terms of the Rights Plan between the Company and American Stock Transfer & Trust Company, as amended) on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the Series A and C Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or subject to such subdivision, combination or reclassification shall be adjusted by multiplying such Series A and C Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and of which the denominator shall be the sum of such number of shares outstanding immediately after the event described in clause (A), (B) or
(C) of this Section 15.5(a)(i), such adjustment to the Conversion Price to become effective immediately after the opening of business on the day following the date fixed for such determination.

                  (ii) In case the Company shall issue rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Series A and C Conversion Price in effect immediately prior to the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (the "Pre-Determination Conversion Price"), the Series A and C Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying the Pre-Determination Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription would purchase at the Pre-Determination Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction of the Series A and C Conversion Price to become effective immediately after the opening of business on the day following the date fixed for such determination.

                  (iii) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock (A) shares of capital stock of any class other than Common Stock, (B) evidences of its indebtedness or (C) assets (excluding any rights, options or warrants referred to in paragraph (ii) of this Section 15.5(a), any cash dividend or distribution lawfully paid under the laws of the state of incorporation of the Company, and any dividend or distribution referred to in paragraph (i) of this Section 15.5(a)(i)), the Series A and C Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Series A and C Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution (the "Pre-Determination Conversion Price") by a fraction of which the numerator shall be the Pre-Determination Conversion Price less the fair market value (as determined by the Board of Directors of the Company) of the portion of the shares of capital stock or evidences of indebtedness or assets so distributed applicable to one share of Common Stock, and of which the denominator shall be the Pre-Determination Conversion Price, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution.

                  (iv) In case the Company shall issue any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in paragraph (ii) of this Section 15.5(a)), for a consideration per share of Common Stock less than the Series A and C Conversion Price immediately prior to the date of issuance of such securities (the "Pre-Issuance Conversion Price"), the Series A and C Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Pre-Issuance Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at the Pre-Issuance Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Upon the termination of the right to convert or exchange such securities, the Series A and C Conversion Price shall forthwith be readjusted to such Series A and C Conversion Price as would have obtained had the adjustments made upon the issuance of such convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon conversion or exchange of such securities and upon the basis of the consideration actually received by the Company for such securities.

                  (v) In case of any reclassification of the Common Stock (including any reclassification upon a consolidation or merger in which the Company is the continuing or surviving company) into securities other than Common Stock, the Series A Notes shall thereafter be convertible into the kind and amount of shares of such securities receivable upon such reclassification by a holder of the number of shares of Common Stock into which the Series A Notes would be convertible immediately prior to such reclassification.

                  (vi) In case the Company shall issue shares of Common Stock for a consideration per share less than the Series A and C Conversion Price immediately prior to the date on which the Company fixes the offering price for such additional shares or, if no offering price is fixed or if the shares are issued pursuant to the exercise by a stockholder of Rights under the terms of the Rights Agreement between the Company and American Stock Transfer & Trust Company (as amended) the date such additional shares are issued (the "Pre-Offering Conversion Price"), the Series A and C Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Pre-Offering Conversion Price by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the Pre-Offering Conversion Price, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. There shall be no adjustment, however, pursuant to this paragraph (vi) with respect to any shares of Common Stock issued (A) in any of the transactions described in paragraph (ii) of this Section 15.5(a) where there has been an adjustment in respect thereto; (B) upon conversion or exchange of securities convertible into or exchangeable for Common Stock where there has been an adjustment; (C) upon the exercise of any stock option outstanding on the first date that Notes are issued pursuant to this Indenture (the "Original Issue Date"); (D) upon the exercise of any stock option granted by the Company (provided that such option grant does not require any adjustment pursuant to paragraph (ii) of this Section 15.5(a))or (E) upon the conversion of any convertible debenture of the Company outstanding on the Original Issue Date.

         (b) The Series B Conversion Price shall be adjusted by the Company each time the Series A and C Conversion Price is adjusted such that the Series B Conversion Price shall be one hundred (100) times the Series A and C Conversion Price. In addition, in case of any reclassification of the Series B Preferred Stock (including reclassification upon a consolidation or merger in which the Company is the continuing or surviving company) into securities other than Series B Preferred Stock, the Series B Notes shall thereafter be convertible into the kind and amount of such securities receivable upon such reclassification by a holder of the number of shares of Series B Preferred Stock into which the Series B Notes could be convertible immediately prior to such reclassification.

         (c) Anything herein to the contrary notwithstanding, no adjustment will be made to the Series A and C Conversion Price or Series B Conversion Price by reason of the issuance of (i) Notes, (ii) Common Stock upon the conversion of Series A Notes, Series C Notes or Series A Preferred Stock or (iii) Series B Preferred Stock upon the conversion of Series B Notes.

         (d) No adjustment in the Series A and C Conversion Price or Series B Conversion Price need be made unless the adjustment pursuant to this Section
15.5 would require an increase or decrease of at least 1% in the Series A and C Conversion Price or Series B Conversion price, as applicable; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder, and, in any event, shall be made no later than the third anniversary of the date the adjustment pursuant to
Section 15.5 hereof would have been made if it would have required an increase or decrease of at least 1% in the Series A and C Conversion Price or Series B Conversion Price. All adjustments to the Conversion Price shall be made to the nearest one-one thousandth of a dollar.

         (e) No adjustment need be made for a change in the par value of the Common Stock or the Series B Preferred Stock.

         (f) In case any other stock (other than Common Stock) or other securities (including any class or series of Preferred Stock) of any other entity (corporate or otherwise) or the Company ("Other Securities") shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company or to subscription, purchase or other acquisition for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this
Section 15, the conversion rights of the Notes, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 15 with respect to the Series A and C Conversion Price (with corresponding adjustment to the Series B Conversion Price as set forth herein) shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the conversion of the Notes, so as to protect the Holders of against the effect of such dilution.

         (g) The Company shall reserve and at all times keep available, free from preemptive rights, out of its authorized but unissued stock, for the purpose of effecting the conversion of Series A Notes, Series B Notes and Series C Notes, such number of its duly authorized Common Stock and Series B Preferred Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Notes, Series B Notes and Series C Notes. The Company covenants that all shares of Common Stock and Series B Preferred Stock issued upon conversion of Series A Notes, Series B Notes or Series C Notes, as applicable, shall upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens and charges.

         Section 15.6.     Effect of Reclassification, Consolidation, Merger or
Sale.

         If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.5 applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which Holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that the Notes shall be convertible into the kind and

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

amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a Holder of a number of shares of Common Stock or of one hundred (100) times the number of shares of Series B Preferred Stock issuable upon conversion of the Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock or Series B Preferred Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such Holder of Common Stock or Series B Preferred Stock did not exercise his rights of election, if any, as to the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock or Series B Preferred Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this Section 15.6 the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Notes, at his address appearing on the Note register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 15.6 applies to any event or occurrence, Section 15.5 shall not apply.

         Section 15.7.     Taxes on Shares Issued.

         The issue of stock certificates on conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 15.8. Compliance with Governmental Requirements; Listing of Common Stock and Series B Preferred Stock.

         Before taking any action which would cause an adjustment reducing the Series A and C Conversion Price below the then par value, if any, of the shares of Common Stock or the Series B Conversion Price below the then par value, if any, of the shares of Series B Preferred Stock, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock or Series B Preferred Stock at such adjusted Series A and C Conversion Price or Series B Conversion Price, as applicable.

         The Company covenants that if any shares of Common Stock or Series B Preferred Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that if at any time the Common Stock or Series B Preferred Stock shall be listed on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market (National Market), or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock or Series B Preferred Stock, as applicable, shall be so listed on such exchange, all Common Stock and Series B Preferred Stock issuable upon conversion of the Notes.

         Section 15.9.     Responsibility of Trustee.

         The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Notes to either calculate the Series A and C Conversion Price or Series B Conversion Price or determine whether any facts exist which may require any adjustment of the Series A and C Conversion Price or Series B Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, Series B Preferred Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note and the Trustee and any other Conversion Agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or Series B Preferred Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section
15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 15.10.    Notice of Holders Prior to Certain Actions.

         In case:

         (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Series A and C Conversion Price pursuant to Section 15.5; or

         (b) the Company shall authorize the granting to all or substantially all the Holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

         (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock or Series B Preferred Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Notes at his address appearing on the Note register provided for in
Section 2.4 of this Indenture, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that Holders of Common Stock or Series B Preferred Stock of record shall be entitled to exchange their Common Stock or Series B Preferred Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

                                   ARTICLE XVI
                            MISCELLANEOUS PROVISIONS

         Section 16.1.     Provisions Binding on Company's Successors.

         All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 16.2.     Official Acts by Successor Corporation.

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or Officer of any corporation that shall at the time be the lawful sole successor of the Company.

         Section 16.3.     Addresses for Notices, Etc.

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Alterra Healthcare Corporation, 1000 Innovation Drive, Milwaukee, Wisconsin 53226. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at c/o U.S. Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532, Attention:
Christine Collins, Corporate Trust Department.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 16.4.     Governing Law.

         This Indenture and each Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York.

         Section 16.5. Evidence of Compliance with Conditions Precedent; Certificates to Trustee.

         Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based, (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

         Section 16.6.     Legal Holidays.

         In any case where the date of maturity of interest on or principal of the Notes or the date fixed for redemption of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period from and after such date.

         Section 16.7.     Trust Indenture Act.

         This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust

Indenture Act; provided, however, that this Section 16.7 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 16.8.     No Security Interest Created.

         Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

         Section 16.9.     Benefits of Indenture.

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Custodian, any Conversion Agent, any Registrar and their successors hereunder, the Holders of Notes and the Holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 16.10.    Table of Contents, Headings, Etc.

         The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 16.11.    Authenticating Agent.

         The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3, and 15.2, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as Trustee hereunder pursuant to Section 8.9.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all Holders of Notes as the names and addresses of such Holders appear on the Note register.

         The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

         The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 16.11 shall be applicable to any authenticating agent.

         Section 16.12.    Execution in Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such countervails shall together constitute but one and the same instrument.

                           [Signature Pages to Follow]

         U.S. Trust Company of Texas, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, all as of the date first written above.

                                ALTERRA HEALTHCARE CORPORATION


                                By:/s/ William F. Lasky
                                   ---------------------------------------------
                                   Name:  William F. Lasky
                                   Title: President and Chief Executive Officer


                                U.S. TRUST COMPANY OF TEXAS, N.A., AS TRUSTEE


                                By:/s/ Christine C. Collins
                                   ---------------------------------------------
                                   Name:  Christine C. Collins
                                   Title: Authorized Signatory

                                    EXHIBIT A

                                 [INSERT LEGEND]

                         ALTERRA HEALTHCARE CORPORATION.

            SERIES A 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURE DUE 2007

No. _______                                                    CUSIP 02146C AA 2


         ALTERRA HEALTHCARE CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the indenture referred to on the reverse hereof, for value received hereby promises to pay to _____________ or registered assigns, the principal sum of [___________ ($____________)] on May 31, 2007, at the office or agency of the Company maintained for that purpose in New York, New York, or, at the option of the Holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing January 1, 2001, on said principal sum at said office or agency, in like coin or currency or securities, as set forth in the Indenture, at the rate per annum of 9.75%, as adjusted from time to time as set forth in the Indenture, from the date of this Note. The interest payable on this Note pursuant to the Indenture on any January 1 or July 1 will be paid to the person in whose name this Note (or one or more predecessor Notes is registered at the close of business on the record date, which shall be the December 15 or June 15 (whether or not a Business Day) next preceding such January 1 or July 1, as provided in the Indenture provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.


DATED:              , 2000
        ------------
ALTERRA HEALTHCARE CORPORATION



By:
   ---------------------------
Title:


By:
   ---------------------------
Title:






TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee



By:
   ---------------------------
   Name:

   Title:

                            [FORM OF REVERSE OF NOTE]

                         ALTERRA HEALTHCARE CORPORATION

            SERIES A 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURE DUE 2007


         1. This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), limited to aggregate principal amount of $200,000,000 (except for Notes issued as payment of dividends pursuant to the Indenture) issued or to be issued under and pursuant to an indenture dated as of May 31, 2000 (herein called the "Indenture"), between the Company and U.S. Trust Company of Texas, N.A., as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders. This Note is one of the Notes designated as the Company's Series A 9.75% Convertible Pay-In-Kind Debentures due 2007.

         2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         3. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes as the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof , or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Article III or (iv) a default in respect of a covenant or provisions which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         4. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate and in the coin or currency or securities herein prescribed.

         5. The Notes are issuable in registered form without coupons in minimum denominations of $500 and any integral multiple of $500. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         6. The Notes will not be redeemable at the option of the Company prior to May 31, 2003. At any time after May 31, 2003, and prior to maturity, the Notes may be redeemed at the option of the Company from time to time, on such notice, on such conditions and at such price as provided in the Indenture.

         7. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, at any time prior to the close of business on the maturity date, subject to prior redemption, or, as to all or any portion hereof called for redemption, prior to the close of business on the fifth Business day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $500 or an integral multiple thereof, (and any accrued but unpaid dividends thereon) into that number of shares of the Company's Common Stock obtained by dividing the principal amount of this Note or portion thereof to be converted (together with any accrued but unpaid dividends thereon) by the Conversion Price of $4.00, as such Conversion Price is adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in New York, New York, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. No fractional shares will be issued upon any conversion.

         8. Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the Holder of such Notes at an amount equal to the applicable Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such Holders.

         9. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York or at the option of the Holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         10. The Company, the Trustee, any authenticating agency, any paying agent, any conversion agent and any Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or Note this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         11. No recourse for the payment of the principal or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration of the issue hereof, expressly waived and released.

         12. Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                CONVERSION NOTICE
                       TO: ALTERRA HEALTHCARE CORPORATION


         THE UNDERSIGNED REGISTERED OWNER OF THIS NOTE HEREBY IRREVOCABLY EXERCISES THE OPTION TO CONVERT THIS NOTE, OR THE PORTION HEREOF (WHICH IS $500 OR AN INTEGRAL MULTIPLE THEREOF) BELOW DESIGNATED, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST THEREON, INTO SHARES OF COMMON STOCK OF ALTERRA HEALTHCARE CORPORATION IN ACCORDANCE WITH THE TERMS OF THE INDENTURE REFERRED TO IN THIS NOTE, AND DIRECTS THAT THE SHARES ISSUABLE AND DELIVERABLE UPON SUCH CONVERSION, AND ANY NOTES REPRESENTING ANY UNCONVERTED PRINCIPAL AMOUNT HEREOF, BE ISSUED AND DELIVERED TO THE REGISTERED HOLDER HEREOF UNLESS A DIFFERENT NAME HAS BEEN INDICATED BELOW. IF SHARES OR ANY PORTION OF THIS NOTE NOT CONVERTED ARE TO BE ISSUED IN THE NAME OF A PERSON OTHER THAN THE UNDERSIGNED, THE UNDERSIGNED WILL CHECK THE APPROPRIATE BOX BELOW AND PAY ALL TRANSFER TAXES PAYABLE WITH RESPECT THERETO.

DATED:
      -------------------------



                                    --------------------------------------------



                                    --------------------------------------------
                                    SIGNATURE(S)

                                    SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
                                    BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                    CREDIT UNIONS) WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM PURSUANT TO SECURITIES AND EXCHANGE
                                    COMMISSION RULE 17AD-15 IF SHARES OF COMMON
                                    STOCK ARE TO BE ISSUED, OR NOTES TO BE
                                    DELIVERED, OTHER THAN TO AND IN THE NAME OF
                                    THE REGISTERED HOLDER.



                                    --------------------------------------------
                                    SIGNATURE GUARANTEE

FILL IN FOR REGISTRATION OF SHARES OF COMMON STOCK IF TO BE ISSUED, AND NOTES IF TO BE DELIVERED, OTHER THAN TO AND IN THE NAME OF THE REGISTERED HOLDER:


---------------------------------------
(NAME)


---------------------------------------
(STREET ADDRESS)


---------------------------------------
(CITY, STATE AND ZIP CODE)

PLEASE PRINT NAME AND ADDRESS


                                             PRINCIPAL AMOUNT TO BE CONVERTED
                                             (IF LESS THAN ALL): $
                                                                  -----------

                                             -----------------------------------
                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             IDENTIFICATION NUMBER

                                   ASSIGNMENT

FOR VALUE RECEIVED ___________________ HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

--------------------------------------------------------------------------------
(PLEASE INSERT NAME, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) THE WITHIN NOTE, AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID NOTE ON THE BOOKS OF THE COMPANY, WITH POWER OF SUBSTITUTION IN THE PREMISES.

         IN CONNECTION WITH ANY TRANSFER OF THE WITHIN NOTE WITHIN TWO YEARS OF THE DATE OF ORIGINAL ISSUANCE OF SUCH NOTE, THE UNDERSIGNED CONFIRMS THAT SUCH
NOTE IS BEING TRANSFERRED:

           [ ]      TO ALTERRA HEALTHCARE CORPORATION OR A SUBSIDIARY THEREOF;
                    OR

           [ ] TO AN ACCREDITED INVESTOR PURSUANT TO AND IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED; OR

           [ ] PURSUANT TO AND IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED;

AND UNLESS THE BOX BELOW IS CHECKED, THE UNDERSIGNED CONFIRMS THAT SUCH NOTE IS NOT BEING TRANSFERRED TO AN "AFFILIATE" OF THE COMPANY AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (AN "AFFILIATE").

           [ ]      THE TRANSFEREE IS AN AFFILIATE OF THE COMPANY;

DATED:
      -------------------

                                    --------------------------------------------


                                    --------------------------------------------
                                    SIGNATURE(S)

                                    SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
                                    BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                    CREDIT UNIONS) WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM PURSUANT TO SECURITIES AND EXCHANGE
                                    COMMISSION RULE 17AD-15 IF SHARES OF COMMON
                                    STOCK ARE TO BE ISSUED, OR NOTES TO BE
                                    DELIVERED, OTHER THAN TO AND IN THE NAME OF
                                    THE REGISTERED HOLDER.


                                    --------------------------------------------
                                    SIGNATURE GUARANTEE

                                    EXHIBIT B

                                 [INSERT LEGEND]

                         ALTERRA HEALTHCARE CORPORATION.

            SERIES B 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURE DUE 2007

No. _______                                                    CUSIP 02146C AB 0


         ALTERRA HEALTHCARE CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the indenture referred to on the reverse hereof, for value received hereby promises to pay to _____________ or registered assigns, the principal sum of [___________ ($____________)] on May 31, 2007, at the office or agency of the Company maintained for that purpose in New York, New York, or, at the option of the Holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing January 1, 2001, on said principal sum at said office or agency, in like coin or currency or securities, as set forth in the Indenture, at the rate per annum of 9.75%, as adjusted from time to time as set forth in the Indenture, from the date of this Note. The interest payable on this Note pursuant to the Indenture on any January 1 or July 1 will be paid to the person in whose name this Note (or one or more predecessor Notes is registered at the close of business on the record date, which shall be the December 15 or June 15 (whether or not a Business Day) next preceding such January 1 or July 1, as provided in the Indenture provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into Series B Preferred Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.


DATED:  ____________, 2000

ALTERRA HEALTHCARE CORPORATION



By:
   ----------------------------------
Title:


By:
   ----------------------------------
Title:




TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee



By:
   ----------------------------------
   Name:

   Title:

                            [FORM OF REVERSE OF NOTE]

                         ALTERRA HEALTHCARE CORPORATION

            SERIES B 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURE DUE 2007


         1. This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), limited to aggregate principal amount of $200,000,000 (except for Notes issued as payment of dividends pursuant to the Indenture) issued or to be issued under and pursuant to an indenture dated as of May 31, 2000 (herein called the "Indenture"), between the Company and U.S. Trust Company of Texas, N.A., as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders. This Note is one of the Notes designated as the Company's Series B 9.75% Convertible Pay-In-Kind Debentures due 2007.

         2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         3. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes as the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof , or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or impair the right to convert the Notes into Series B Preferred Stock in any material respect, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Series B Preferred Stock, (iii) a default in the payment of the Redemption Price pursuant to Article III or (iv) a default in respect of a covenant or provisions which under Article XI cannot be modified or amended without the consent of the

Holders of all Notes then outstanding. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         4. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate and in the coin or currency or securities herein prescribed.

         5. The Notes are issuable in registered form without coupons in minimum denominations of $500 and any integral multiple of $500. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         6. The Notes will not be redeemable at the option of the Company prior to May 31, 2003. At any time after May 31, 2003, and prior to maturity, the Notes may be redeemed at the option of the Company from time to time, on such notice, on such conditions and at such price as provided in the Indenture.

         7. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, at any time prior to the close of business on the maturity date, subject to prior redemption, or, as to all or any portion hereof called for redemption, prior to the close of business on the fifth Business day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $500 or an integral multiple thereof, (and any accrued but unpaid dividends thereon) into that number of shares of the Company's Series B Preferred Stock obtained by dividing the principal amount of this Note or portion thereof to be converted (together with any accrued but unpaid dividends thereon) by the Conversion Price of $4.00, as such Conversion Price is adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in New York, New York, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. No fractional shares will be issued upon any conversion.

         8. Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the Holder of such Notes at an amount equal to the applicable Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders thereof and convert them into Series B Preferred Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such Holders.

         9. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York or at the option of the Holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         10. The Company, the Trustee, any authenticating agency, any paying agent, any conversion agent and any Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or Note this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         11. No recourse for the payment of the principal or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration of the issue hereof, expressly waived and released.

         12. Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                CONVERSION NOTICE
                       TO: ALTERRA HEALTHCARE CORPORATION


         THE UNDERSIGNED REGISTERED OWNER OF THIS NOTE HEREBY IRREVOCABLY EXERCISES THE OPTION TO CONVERT THIS NOTE, OR THE PORTION HEREOF (WHICH IS $500 OR AN INTEGRAL MULTIPLE THEREOF) BELOW DESIGNATED, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST THEREON, INTO SHARES OF SERIES B PREFERRED STOCK OF ALTERRA HEALTHCARE CORPORATION IN ACCORDANCE WITH THE TERMS OF THE INDENTURE REFERRED TO IN THIS NOTE, AND DIRECTS THAT THE SHARES ISSUABLE AND DELIVERABLE UPON SUCH CONVERSION, AND ANY NOTES REPRESENTING ANY UNCONVERTED PRINCIPAL AMOUNT HEREOF, BE ISSUED AND DELIVERED TO THE REGISTERED HOLDER HEREOF UNLESS A DIFFERENT NAME HAS BEEN INDICATED BELOW. IF SHARES OR ANY PORTION OF THIS NOTE NOT CONVERTED ARE TO BE ISSUED IN THE NAME OF A PERSON OTHER THAN THE UNDERSIGNED, THE UNDERSIGNED WILL CHECK THE APPROPRIATE BOX BELOW AND PAY ALL TRANSFER TAXES PAYABLE WITH RESPECT THERETO.

DATED:
      ----------------------------

                                    --------------------------------------------


                                    --------------------------------------------
                                    SIGNATURE(S)

                                    SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
                                    BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                    CREDIT UNIONS) WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM PURSUANT TO SECURITIES AND EXCHANGE
                                    COMMISSION RULE 17AD-15 IF SHARES OF SERIES
                                    B PREFERRED STOCK ARE TO BE ISSUED, OR NOTES
                                    TO BE DELIVERED, OTHER THAN TO AND IN THE
                                    NAME OF THE REGISTERED HOLDER.


                                    --------------------------------------------
                                    SIGNATURE GUARANTEE

FILL IN FOR REGISTRATION OF SHARES OF SERIES B PREFERRED STOCK IF TO BE ISSUED, AND NOTES IF TO BE DELIVERED, OTHER THAN TO AND IN THE NAME OF THE REGISTERED
HOLDER:

-------------------------------------
(NAME)

-------------------------------------
(STREET ADDRESS)

-------------------------------------
(CITY, STATE AND ZIP CODE)

PLEASE PRINT NAME AND ADDRESS

                               PRINCIPAL AMOUNT TO BE CONVERTED (IF LESS THAN
                               ALL):  $
                                       -----------

                               -------------------------------------------------
                               SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER

                                   ASSIGNMENT

FOR VALUE RECEIVED ___________________ HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S UNTO

--------------------------------------------------------------------------------
(PLEASE INSERT NAME, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) THE WITHIN NOTE, AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID NOTE ON THE BOOKS OF THE COMPANY, WITH POWER OF SUBSTITUTION IN THE PREMISES.

         IN CONNECTION WITH ANY TRANSFER OF THE WITHIN NOTE WITHIN TWO YEARS OF THE DATE OF ORIGINAL ISSUANCE OF SUCH NOTE, THE UNDERSIGNED CONFIRMS THAT SUCH
NOTE IS BEING TRANSFERRED:

      [ ]      TO ALTERRA HEALTHCARE CORPORATION OR A SUBSIDIARY THEREOF; OR

      [ ] TO AN ACCREDITED INVESTOR PURSUANT TO AND IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED; OR

      [ ] PURSUANT TO AND IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED;

AND UNLESS THE BOX BELOW IS CHECKED, THE UNDERSIGNED CONFIRMS THAT SUCH NOTE IS NOT BEING TRANSFERRED TO AN "AFFILIATE" OF THE COMPANY AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (AN "AFFILIATE").

      [ ]      THE TRANSFEREE IS AN AFFILIATE OF THE COMPANY;

DATED:
      --------------------------

                                    --------------------------------------------


                                    --------------------------------------------
                                    SIGNATURE(S)

                                    SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
                                    BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                    CREDIT UNIONS) WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM PURSUANT TO SECURITIES AND EXCHANGE
                                    COMMISSION RULE 17AD-15 IF SHARES OF SERIES
                                    B PREFERRED STOCK ARE TO BE ISSUED, OR NOTES
                                    TO BE DELIVERED, OTHER THAN TO AND IN THE
                                    NAME OF THE REGISTERED HOLDER.


                                    --------------------------------------------
                                    SIGNATURE GUARANTEE

                                    EXHIBIT C

                                 [INSERT LEGEND]

                         ALTERRA HEALTHCARE CORPORATION.

            SERIES C 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURE DUE 2007

No. _______                                                    CUSIP 02146C AC 8


         ALTERRA HEALTHCARE CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the indenture referred to on the reverse hereof, for value received hereby promises to pay to _____________ or registered assigns, the principal sum of [___________ ($____________)] on May 31, 2007, at the office or agency of the Company maintained for that purpose in New York, New York, or, at the option of the Holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing January 1, 2001, on said principal sum at said office or agency, in like coin or currency or securities, as set forth in the Indenture, at the rate per annum of 9.75%, as adjusted from time to time as set forth in the Indenture, from the date of this Note. The interest payable on this Note pursuant to the Indenture on any January 1 or July 1 will be paid to the person in whose name this Note (or one or more predecessor Notes is registered at the close of business on the record date, which shall be the December 15 or June 15 (whether or not a Business Day) next preceding such January 1 or July 1, as provided in the Indenture provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

DATED:              , 2000
      --------------

ALTERRA HEALTHCARE CORPORATION



By:
   ---------------------------
Title:


By:
   ---------------------------
Title:





TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee



By:
   ---------------------------
   Name:

   Title:

                            [FORM OF REVERSE OF NOTE]

                         ALTERRA HEALTHCARE CORPORATION

            SERIES C 9.75% CONVERTIBLE PAY-IN-KIND DEBENTURE DUE 2007


         1. This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), limited to aggregate principal amount of $200,000,000 (except for Notes issued as payment of dividends pursuant to the Indenture) issued or to be issued under and pursuant to an indenture dated as of May 31, 2000 (herein called the "Indenture"), between the Company and U.S. Trust Company of Texas, N.A., as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders. This Note is one of the Notes designated as the Company's Series C 9.75% Convertible Pay-In-Kind Debentures due 2007.

         2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         3. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes as the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing *in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof , or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Holders in any material respect, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the Holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Notes then outstanding. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except (i) a default in the payment of interest on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Article III or (iv) a default in respect of a covenant or provisions which under Article XI cannot be modified or amended without the consent of the Holders of all Notes then outstanding. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         4. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rate and in the coin or currency or securities herein prescribed.

         5. The Notes are issuable in registered form without coupons in minimum denominations of $500 and any integral multiple of $500. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         6. The Notes will not be redeemable at the option of the Company prior to May 31, 2003. At any time after May 31, 2003, and prior to maturity, the Notes may be redeemed at the option of the Company from time to time, on such notice, on such conditions and at such price as provided in the Indenture.

         7. Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, at any time prior to the close of business on the maturity date, subject to prior redemption, or, as to all or any portion hereof called for redemption, prior to the close of business on the fifth Business day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $500 or an integral multiple thereof, (and any accrued but unpaid dividends thereon) into that number of shares of the Company's Common Stock obtained by dividing the principal amount of this Note or portion thereof to be converted (together with any accrued but unpaid dividends thereon) by the Conversion Price of $4.00, as such Conversion Price is adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in New York, New York, or at the option of such Holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or by his duly authorized attorney. No fractional shares will be issued upon any conversion.

         8. Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the Holder of such Notes at an amount equal to the applicable Redemption Price, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such Holders.

         9. Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York or at the option of the Holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         10. The Company, the Trustee, any authenticating agency, any paying agent, any conversion agent and any Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or Note this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

         11. No recourse for the payment of the principal or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporation, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration of the issue hereof, expressly waived and released.

         12. Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                CONVERSION NOTICE
                       TO: ALTERRA HEALTHCARE CORPORATION


         THE UNDERSIGNED REGISTERED OWNER OF THIS NOTE HEREBY IRREVOCABLY EXERCISES THE OPTION TO CONVERT THIS NOTE, OR THE PORTION HEREOF (WHICH IS $500 OR AN INTEGRAL MULTIPLE THEREOF) BELOW DESIGNATED, TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST THEREON, INTO SHARES OF COMMON STOCK OF ALTERRA HEALTHCARE CORPORATION IN ACCORDANCE WITH THE TERMS OF THE INDENTURE REFERRED TO IN THIS NOTE, AND DIRECTS THAT THE SHARES ISSUABLE AND DELIVERABLE UPON SUCH CONVERSION, AND ANY NOTES REPRESENTING ANY UNCONVERTED PRINCIPAL AMOUNT HEREOF, BE ISSUED AND DELIVERED TO THE REGISTERED HOLDER HEREOF UNLESS A DIFFERENT NAME HAS BEEN INDICATED BELOW. IF SHARES OR ANY PORTION OF THIS NOTE NOT CONVERTED ARE TO BE ISSUED IN THE NAME OF A PERSON OTHER THAN THE UNDERSIGNED, THE UNDERSIGNED WILL CHECK THE APPROPRIATE BOX BELOW AND PAY ALL TRANSFER TAXES PAYABLE WITH RESPECT THERETO.

DATED:
      ------------------------
                                    --------------------------------------------


                                    --------------------------------------------
                                    SIGNATURE(S)

                                    SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
                                    BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                    CREDIT UNIONS) WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM PURSUANT TO SECURITIES AND EXCHANGE
                                    COMMISSION RULE 17AD-15 IF SHARES OF COMMON
                                    STOCK ARE TO BE ISSUED, OR NOTES TO BE
                                    DELIVERED, OTHER THAN TO AND IN THE NAME OF
                                    THE REGISTERED HOLDER.


                                    --------------------------------------------
                                    SIGNATURE GUARANTEE

FILL IN FOR REGISTRATION OF SHARES OF COMMON STOCK IF TO BE ISSUED, AND NOTES IF TO BE DELIVERED, OTHER THAN TO AND IN THE NAME OF THE REGISTERED HOLDER:

-------------------------------------
(NAME)

-------------------------------------
(STREET ADDRESS)

-------------------------------------
(CITY, STATE AND ZIP CODE)

PLEASE PRINT NAME AND ADDRESS
                                      PRINCIPAL AMOUNT TO BE CONVERTED (IF LESS
                                      THAN ALL):  $
                                                   -----------

                                      ------------------------------------------
                                      SOCIAL SECURITY OR OTHER TAXPAYER
                                      IDENTIFICATION NUMBER

                                   ASSIGNMENT

FOR VALUE RECEIVED ___________________ HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

--------------------------------------------------------------------------------
(PLEASE INSERT NAME, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) THE WITHIN NOTE, AND HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID NOTE ON THE BOOKS OF THE COMPANY, WITH POWER OF SUBSTITUTION IN THE PREMISES.

         IN CONNECTION WITH ANY TRANSFER OF THE WITHIN NOTE WITHIN TWO YEARS OF THE DATE OF ORIGINAL ISSUANCE OF SUCH NOTE, THE UNDERSIGNED CONFIRMS THAT SUCH
NOTE IS BEING TRANSFERRED:

                  [ ] TO ALTERRA HEALTHCARE CORPORATION OR A SUBSIDIARY THEREOF; OR

                  [ ] TO AN ACCREDITED INVESTOR PURSUANT TO AND IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED; OR

                  [ ] PURSUANT TO AND IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED;

AND UNLESS THE BOX BELOW IS CHECKED, THE UNDERSIGNED CONFIRMS THAT SUCH NOTE IS NOT BEING TRANSFERRED TO AN "AFFILIATE" OF THE COMPANY AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (AN "AFFILIATE").

                  [ ]      THE TRANSFEREE IS AN AFFILIATE OF THE COMPANY;

DATED:
      --------------------------
                                    --------------------------------------------


                                    --------------------------------------------
                                    SIGNATURE(S)

                                    SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK
                                    BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                    CREDIT UNIONS) WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM PURSUANT TO SECURITIES AND EXCHANGE
                                    COMMISSION RULE 17AD-15 IF SHARES OF COMMON
                                    STOCK ARE TO BE ISSUED, OR NOTES TO BE
                                    DELIVERED, OTHER THAN TO AND IN THE NAME OF
                                    THE REGISTERED HOLDER.


                                    --------------------------------------------
                                    SIGNATURE GUARANTEE